united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Zachary Richmond

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 5/31

Date of reporting period: 11/30/2023

Item 1. Reports to Stockholders.

(a)

BFS Equity Fund

SEMI-ANNUAL REPORT

November 30, 2023

185 Asylum Street ● City Place II ● Hartford, CT 06103 ● (855) 575-2430

BFS Equity Fund
Letter to Shareholders (Unaudited)
November 30, 2023

Dear Shareholders,

This semi-annual report covers the period June 1, 2023, through November 30, 2023. On November 8, 2023, the fund celebrated its tenth anniversary. During this period, several important changes were made to the structure of the BFS Equity Fund.

Effective November 3, 2023, all of the shares in BFSAX were converted to shares in a new Institutional class of shares. The conversion, which took place automatically, created a new Institutional class of shares, BFSIX.

The new Institutional class of shares (BFSIX) carries an expense ratio of .99% (99 basis points). This is a reduction in the expense ratio from 1.24% (124 basis points) in the previous share class. The expense cap changed from 1.00% to 0.99% effective 10/2/23.

We have worked to significantly reduce the expense ratio to boost investment returns in the Fund. When the Fund was started in 2013, there was less than $9 million in total assets at year-end. The higher expense ratio was necessary to cover administrative and investment costs. Now, with the total assets of BFSIX at approximately $48 million, we are pleased to be able to lower the expense ratio so that it compares favorably to the first tier of investment management fees for separate accounts that we manage.

Importantly, we are informed by our advisors that the conversion from BFSAX shares to the Institutional class of shares in BFSIX was not a taxable event for federal income tax purposes, and did not result in the recognition of gain or loss by converting shareholders.

We thank you for the trust that you have placed in us to manage your assets.

Sincerely,

Galan G. Daukas
President and CEO
Bradley, Foster & Sargent, Inc.

1

Investment Results (Unaudited)

Average Annual Total Returns* as of November 30, 2023

	Six Months	One Year	Five Year	Ten Year
BFS Equity Fund	9.26%	8.59%	8.82%	8.89%
S&P 500® Index(a)	10.17%	13.84%	12.51%	11.82%
Dow Jones Industrial Average(b)	10.45%	6.19%	9.41%	10.89%

Total annual fund operating expenses, as disclosed in the BFS Equity Fund’s (the “Fund”) prospectus dated September 28, 2023 as supplemented, were 1.21% of average daily net assets (0.99% after fee waivers/expense reimbursements by Bradley, Foster & Sargent, Inc. (the “Adviser”)) for Institutional Class shares. The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until September 30, 2024, so that Total Annual Fund Operating Expenses does not exceed 0.99%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Valued Advisers Trust (the “Trust”), and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, if any, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset or brokerage/service arrangements, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. Prior to October 1, 2023, the Fund’s expense cap was 1.00%.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (855) 575-2430. Current performance of the Fund may be lower or higher than the performance quoted.

*	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. The Investor share class converted into the Institutional share class on November 3, 2023. The performance above is the performance of the Institutional share class, which includes the performance of the Investor share class for periods prior to November 3, 2023. Total returns from periods less than one year are not annualized.

(a)	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The

2

Investment Results (Unaudited) (continued)

index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The Dow Jones Industrial Average® is a widely recognized unmanaged index of equity prices and is representative of a narrower market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

3

Fund Holdings (Unaudited)

BFS Equity Fund Holdings as of November 30, 2023*

*	As a percentage of net assets.

The investment objective of the Fund is long-term appreciation through growth of principal and income.

Availability of Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov and on the Fund’s website at www.bfsfunds.com.

4

BFS Equity Fund
Schedule of Investments
November 30, 2023 - (Unaudited)

COMMON STOCKS — 89.63%	Shares	Fair Value
Aerospace & Defense — 1.97%
Northrop Grumman Corp.	2,000	$950,320

Banking — 4.50%
Bank of America Corp.	20,000	609,800
JPMorgan Chase & Co.	10,000	1,560,800
		2,170,600
Beverages — 1.39%
PepsiCo, Inc.	4,000	673,160

Biotech & Pharmaceuticals — 1.10%
Zoetis, Inc., Class A	3,000	530,010

Cable & Satellite — 2.60%
Comcast Corp., Class A	30,000	1,256,700

Chemicals — 2.52%
Ecolab, Inc.	2,000	383,460
Sherwin-Williams Co. (The)	3,000	836,400
		1,219,860
E-Commerce Discretionary — 2.72%
Amazon.com, Inc.(a)	9,000	1,314,810

Energy Equipment & Services — 1.08%
Schlumberger Ltd.	10,000	520,400

Health Care Facilities & Services — 6.35%
IQVIA Holdings, Inc.(a)	4,000	856,400
UnitedHealth Group, Inc.	4,000	2,211,880
		3,068,280
Home Construction — 1.32%
D.R. Horton, Inc.	5,000	638,350

Insurance — 2.06%
Marsh & McLennan Cos., Inc.	5,000	997,100

Internet Media & Services — 8.54%
Alphabet, Inc., Class A(a)	20,000	2,650,600
Meta Platforms, Inc., Class A(a)	4,500	1,472,175
		4,122,775
Machinery — 3.30%
Caterpillar, Inc.	1,000	250,720
Deere & Co.	2,500	911,025
Parker-Hannifin Corp.	1,000	433,180
		1,594,925
Medical Equipment & Devices — 5.18%
Danaher Corp.	4,000	893,240
Stryker Corp.	2,500	740,825
Thermo Fisher Scientific, Inc.	1,750	867,580
		2,501,645
Metals & Mining — 1.72%
Agnico Eagle Mines Ltd.	5,000	268,500

See accompanying notes which are an integral part of these financial statements.

5

BFS Equity Fund
Schedule of Investments (continued)
November 30, 2023 - (Unaudited)

COMMON STOCKS — 89.63% - continued	Shares	Fair Value
Metals & Mining — 1.72% - continued
Franco-Nevada Corp.	5,000	$560,500
		829,000
Oil & Gas Producers — 3.59%
ConocoPhillips	15,000	1,733,550

Retail - Consumer Staples — 3.07%
Costco Wholesale Corp.	2,500	1,481,850

Retail - Discretionary — 3.79%
Academy Sports & Outdoors, Inc.	12,500	635,875
Lowe’s Companies, Inc.	6,000	1,192,980
		1,828,855
Semiconductors — 3.49%
Applied Materials, Inc.	5,000	748,900
NVIDIA Corp.	2,000	935,400
		1,684,300
Software — 14.24%
Adobe, Inc.(a)	2,000	1,222,020
Microsoft Corp.	9,000	3,410,190
Oracle Corp.	15,000	1,743,150
SS&C Technologies Holdings, Inc.	9,000	506,340
		6,881,700
Specialty Finance — 0.88%
American Express Co.	2,500	426,925

Specialty Retail — 2.60%
Home Depot, Inc. (The)	4,000	1,253,960

Technology Hardware — 4.92%
Apple, Inc.	12,500	2,374,375

Technology Services — 6.70%
Automatic Data Processing, Inc.	3,000	689,760
Fiserv, Inc.(a)	10,000	1,306,100
MasterCard, Inc., Class A	3,000	1,241,490
		3,237,350

Total Common Stocks (Cost $23,748,256)		43,290,800

	Principal
U.S. GOVERNMENT & AGENCIES — 9.20%	Amount
United States Treasury Bill, 5.39%, 2/8/2024(b)	$2,000,000	1,979,952
United States Treasury Bill, 5.39%, 2/29/2024(b)	1,000,000	986,925
United States Treasury Bill, 5.43%, 3/7/2024(b)	1,500,000	1,478,953
Total U.S. Government & Agencies (Cost $4,445,422)		4,445,830

See accompanying notes which are an integral part of these financial statements.

6

BFS Equity Fund
Schedule of Investments (continued)
November 30, 2023 - (Unaudited)

MONEY MARKET FUNDS - 1.03%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Institutional Class, 5.28%(c)	499,621	$499,621
Total Money Market Funds (Cost $499,621)		499,621

Total Investments — 99.86% (Cost $28,693,299)		48,236,251
Other Assets in Excess of Liabilities — 0.14%		66,354
NET ASSETS — 100.00%		$48,302,605

(a)	Non-income producing security.

(b)	The rate shown represents effective yield at time of purchase.

(c)	Rate disclosed is the seven day effective yield as of November 30, 2023.

See accompanying notes which are an integral part of these financial statements.

7

BFS Equity Fund
Statement of Assets and Liabilities
November 30, 2023 - (Unaudited)

Assets
Investments in securities at fair value (cost $28,693,299) (Note 3)	$48,236,251
Receivable for investments sold	484,200
Dividends and interest receivable	47,656
Prepaid expenses	20,894
Total Assets	48,789,001
Liabilities
Payable for fund shares redeemed	1,000
Payable for investments purchased	433,060
Payable to Adviser (Note 4)	19,957
Payable to Administrator (Note 4)	7,611
Distribution (12b-1) fees accrued (Note 4)	11,379
Other accrued expenses	13,389
Total Liabilities	486,396
Net Assets	$48,302,605
Net Assets consist of:
Paid-in capital	$28,636,488
Accumulated earnings	19,666,117
Net Assets	$48,302,605
Shares outstanding (unlimited number of shares authorized, no par value)	2,437,213
Net asset value, offering and redemption price per share (Note 2)	$19.82

See accompanying notes which are an integral part of these financial statements.

8

BFS Equity Fund
Statement of Operations
For the six months ended November 30, 2023 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $1,110)	$275,373
Interest income	176,758
Total investment income	452,131
Expenses
Investment Adviser fees (Note 4)	178,503
Distribution (12b-1) fees (Note 4)	51,342
Administration fees (Note 4)	18,851
Fund accounting fees (Note 4)	12,861
Registration expenses	12,801
Legal fees	12,371
Transfer agent fees (Note 4)	9,260
Audit and tax preparation fees	9,181
Compliance services fees (Note 4)	5,582
Printing and postage expenses	4,939
Trustee fees	3,863
Custodian fees	2,112
Insurance expenses	1,959
Miscellaneous	17,394
Total expenses	341,019
Fees contractually waived by Adviser (Note 4)	(52,712)
Net operating expenses	288,307
Net investment income	163,824
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on:
Investment securities transactions	40,715
Net change in unrealized appreciation on investments	3,953,622
Net realized and change in unrealized gain on investments	3,994,337
Net increase in net assets resulting from operations	$4,158,161

See accompanying notes which are an integral part of these financial statements.

9

BFS Equity Fund
Statements of Changes in Net Assets

	For the Six Months
	Ended November	For the Year Ended
	30, 2023	May 31, 2023
	(Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$163,824	$257,612
Net realized gain (loss) on investment securities transactions	40,715	(243,344)
Net change in unrealized appreciation (depreciation) on investments	3,953,622	(479,124)
Net increase (decrease) in net assets resulting from operations	4,158,161	(464,856)
Distributions to Shareholders from Earnings (Note 2)	—	(506,238)
Capital Transactions
Proceeds from shares sold	47,342,398	2,450,066
Reinvestment of distributions	—	447,397
Amount paid for shares redeemed	(48,780,299)	(3,110,385)
Net decrease in net assets resulting from capital transactions	(1,437,901)	(212,922)
Total Increase (Decrease) in Net Assets	2,720,260	(1,184,016)
Net Assets
Beginning of period	45,582,345	46,766,361
End of period	$48,302,605	$45,582,345
Share Transactions
Shares sold	2,488,817	137,459
Shares issued in reinvestment of distributions	—	25,334
Shares redeemed	(2,564,161)	(174,737)
Net decrease in shares outstanding	(75,344)	(11,944)

See accompanying notes which are an integral part of these financial statements.

10

BFS Equity Fund
Financial Highlights

(For a share outstanding during each period)

	For the Six
	Months
	Ended
	November
	30, 2023		For the Years Ended May 31,
	(Unaudited)		2023	2022	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of period	$18.14		$18.52	$21.36	$16.10	$15.40	$14.96
Income from investment operations:
Net investment income (loss)	0.07		0.10	(0.03)	(0.02)	0.03	0.04
Net realized and unrealized gain/(loss) on investments	1.61		(0.28)	(0.71)	5.57	0.97	0.90
Total from investment operations	1.68		(0.18)	(0.74)	5.55	1.00	0.94
Less distributions to shareholders from:
Net investment income	—		—	—	—	(0.03)	(0.04)
Net realized gains	—		(0.20)	(2.10)	(0.29)	(0.27)	(0.46)
Total distributions	—		(0.20)	(2.10)	(0.29)	(0.30)	(0.50)
Net asset value, end of period	$19.82		$18.14	$18.52	$21.36	$16.10	$15.40
Total Return(a)	9.26	% (b)	(0.94)%	(4.71)%	34.68%	6.32%	6.84%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$48,303		$45,582	$46,766	$48,781	$38,864	$35,960
Ratio of net expenses to average net assets	1.21	% (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waiver and reimbursement	1.44	% (c)	1.46%	1.41%	1.46%	1.52%	1.57%
Ratio of net investment income (loss) to average net assets	0.69	% (c)	0.57%	(0.13)%	(0.12)%	0.21%	0.28%
Portfolio turnover rate	4.51	% (b)	35.81%	61.08%	68.77%	49.27%	38.71%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes which are an integral part of these financial statements.

11

BFS Equity Fund
Notes to the Financial Statements
November 30, 2023 - (Unaudited)

NOTE 1. ORGANIZATION

The BFS Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”) and commenced operations on November 8, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the “Adviser”). The investment objective of the Fund is long-term appreciation through growth of principal and income.

The Fund currently offers one class of shares, and may offer additional classes of shares in the future. Effective September 28, 2023 the existing shares of the Fund were designated as Investor Class shares and a new class of shares designated as Institutional Class shares were added. The Board approved the conversion of the Fund’s Investor class shares into Institutional class shares, which took place after the close of business on November 3, 2023. Institutional Class shares were not available for purchase until the conversion took place and following the conversion, the Investor share class was eliminated. The share class conversion was not a taxable event for federal income tax purposes, and did not result in the recognition of gain or loss by converting shareholders. The performance of the original share class will continue to be reflected in the current performance of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”)

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered

12

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the six months ended November 30, 2023, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received

13

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1 (Form 1065). Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

14

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

15

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely

16

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2023:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$43,290,800	$—	$—	$43,290,800
U.S. Government & Agencies	—	4,445,830	—	4,445,830
Money Market Funds	499,621	—	—	499,621
Total	$43,790,421	$4,445,830	$—	$48,236,251

(a)	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive or limit its management fee and/or reimburse certain operating expenses until September 30, 2024, but only to the extent necessary

17

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1 fees, if any, and indirect expenses (such as “acquired funds fees and expenses”, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 0.99% of the average daily net assets of the Fund. Prior to October 1, 2023, the Fund’s expense cap was 1.00%.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. For the six months ended November 30, 2023, the Adviser waived fees of $52,712.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable Through
May 31, 2024	$42,190
May 31, 2025	83,599
May 31, 2026	92,786
November 30, 2026	52,712

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) to provide the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the six months ended November 30, 2023.

18

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

The Fund previously adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of shareholder support services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 fees”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. When the Investor class of shares converted to the Institutional class of shares, the Distribution Plan became no longer applicable to the Fund.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended November 30, 2023, purchases and sales of investment securities, other than short-term investments, were $4,362,439 and $1,799,358, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2023.

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$19,679,672
Gross unrealized depreciation	(225,065)
Net unrealized appreciation on investments	$19,454,607
Tax cost of investments	$28,781,644

At November 30, 2023, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

19

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

The tax character of distributions paid for the fiscal year ended May 31, 2023, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income(a)	$—
Long-term capital gains	506,238
Total distributions paid	$506,238

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At May 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$218,326
Accumulated capital and other losses	(211,355)
Unrealized appreciation (depreciation)	15,500,985
Total accumulated earnings	$15,507,956

As of May 31, 2023, the Fund had short-term capital loss carryforwards of $211,535. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2023, the Fund had 29.35% of the value of its net assets invested in stocks within the Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

20

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

21

Liquidity Risk Management Program (Unaudited)

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from Bradley, Foster & Sargent, Inc., the Fund’s investment adviser, and certain trust officers. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered during the period June 1, 2022 through May 31, 2023 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 8, 2023. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

22

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 through November 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	June 1,	November	During	Expense
	2023	30, 2023	Period(a)	Ratio
Actual	$1,000.00	$1,092.60	$6.35	1.21%
Hypothetical(b)	$1,000.00	$1,018.93	$6.13	1.21%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

23

Adviser Agreement Renewal (Unaudited)

At a meeting held on June 1, 2023, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “BFS Agreement”) between Valued Advisers Trust (the “Trust”) and Bradley, Foster & Sargent, Inc. (“BFS”) with respect to the BFS Equity Fund (the “BFS Fund”). BFS provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities, including the factors to be considered, and the application of those factors to BFS. In assessing the factors and reaching its decision, the Board took into consideration information furnished by BFS and the Trust’s other service providers for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the annual renewal process, including information presented at the meeting. The Board requested and was provided with, and reflected on, information and reports relevant to the annual renewal of the BFS Agreement, including: (i) reports regarding the services and support provided to the BFS Fund by BFS; (ii) quarterly assessments of the investment performance of the BFS Fund by personnel of BFS; (iii) commentary on the reasons for the performance; (iv) presentations by BFS addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the BFS Fund and BFS; (vi) disclosure information contained in the Trust’s registration statement and BFS’s Form ADV; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in considering and approving the BFS Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about BFS, including its financial information; a description of its personnel and services it provides to the BFS Fund; information on BFS’s investment advice and performance; summaries of BFS Fund expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the BFS Fund; and (c) the benefits to be realized by BFS from its relationship with the BFS Fund. The Board did not identify any particular information that was most relevant to its consideration of the BFS Agreement and each Trustee may have afforded different weight to the various factors.

1.       The nature, extent, and quality of the services to be provided by BFS. The Board considered BFS’s responsibilities under the BFS Agreement. The Trustees considered the services being provided by BFS to the BFS Fund, including without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the BFS Fund’s investment objectives and limitations, its coordination of services for the BFS Fund among the BFS Fund’s service providers, and efforts to promote the BFS Fund and grow its assets. The Trustees considered BFS’s continuity of, and commitment to retain qualified personnel, commitment to maintain and enhance its resources and systems, and options that allow the BFS Fund to maintain its goals, and BFS’s continued cooperation with the Board and counsel for the BFS Fund. The Trustees considered BFS’s personnel, including their education and experience. After considering the foregoing information and further information in the Meeting materials provided by BFS, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by BFS were satisfactory and adequate for the BFS Fund.

2.       Investment Performance of the Fund and BFS. The Trustees compared the performance of the BFS Fund with the performance of funds with similar objectives managed by other investment

24

Adviser Agreement Renewal (Unaudited) (continued)

advisers, with aggregated peer group data, as well as with the performance of the BFS Fund’s benchmark. The Trustees also considered the consistency of BFS’s management of the BFS Fund with its investment objectives, strategies, and limitations. The Trustees noted that the BFS Fund had underperformed as compared to its benchmark for the one-year, three-year, five-year, and since inception periods ended March 31, 2023. They also noted that the BFS Fund had underperformed as compared to the median of its Morningstar custom category for the one-year, three-year, five-year and since inception periods. With regard to the custom peer group, the Trustees noted that the BFS Fund had also underperformed as compared to the median for the one-year, three-year, five-year and since inception periods ended March 31, 2023. The Board reviewed the performance of BFS in managing a composite with investment strategies similar to that of the BFS Fund and observed that the BFS Fund’s performance was above the composite for the calendar years 2021 and 2022. The Trustees took into consideration discussions with representatives of BFS regarding the reasons for the performance of the BFS Fund. After further reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the BFS Fund and BFS was satisfactory.

3.       The costs of the services to be provided and profits to be realized by BFS from the relationship with the BFS Fund. The Trustees considered: (1) BFS’s financial condition; (2) the asset level of the BFS Fund; (3) the overall expenses of the BFS Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by BFS regarding its profits associated with managing the BFS Fund, noting that BFS is currently waiving a portion of its management fee. The Trustees also considered potential benefits for BFS in managing the BFS Fund. The Trustees then compared the fees and expenses of the BFS Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee was above the average and median management fees of its Morningstar custom category. The Trustees also noted that the Fund’s net expense ratio was also above that of the average and median of its custom category, taking into consideration BFS’s contractual commitment to limit the expenses of the Fund. When comparing the Fund’s fees to those of its custom peer group, the Trustees noted that the Fund’s management fee was above the average and the median. They also noted that the Fund’s net expense ratio was above both the average and median of the peer group. The Trustees also noted that the Fund’s management fee is below the fee charged by BFS to its separately managed accounts, based on the average size of shareholder accounts in the Fund. Based on the foregoing, the Board concluded that the fees to be paid to BFS by the BFS Fund and the profits to be realized by BFS, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

4.       The extent to which economies of scale would be realized as the BFS Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the BFS Fund’s investors. The Board considered the BFS Fund’s fee arrangements with BFS. The Board considered that while the management fee remained the same at all asset levels, the BFS Fund’s shareholders experienced benefits from the BFS Fund’s expense limitation arrangement. The Trustees noted that once the BFS Fund’s expenses fell below the cap set by the arrangement, the shareholders would continue to benefit from economies of scale under the BFS Fund’s arrangements with other service providers to the BFS Fund, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of BFS at the inception of the BFS Fund to ensure that a cost structure was in place that was beneficial for the BFS Fund as it grew. In light of its ongoing consideration of the BFS Fund’s

25

Adviser Agreement Renewal (Unaudited) (continued)

asset and fees levels and expectations for growth, the Board determined that the BFS Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

5.       Possible conflicts of interest and benefits to BFS. In considering BFS’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the BFS Fund; the basis of decisions to buy or sell securities for the BFS Fund and/or BFS’s other accounts; and the substance and administration of BFS’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to BFS’s potential conflicts of interest. The Trustees noted that BFS utilizes soft dollars and the Trustees noted BFS’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to BFS, including the fact that the BFS Fund provides an attractive vehicle for smaller accounts, which may increase the total assets under management by BFS. Based on the foregoing, the Board determined that the standards and practices of BFS relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by BFS in managing the BFS Fund were satisfactory.

After additional consideration of the factors discussed by counsel and further discussion among the Board members, the Board determined to approve the continuation of the BFS Agreement.

26

Privacy Policy

FACTS	WHAT DOES BFS EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

■    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (855) 575-2430

27

Who we are
Who is providing this notice?	BFS Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    open an account or deposit money

■    buy securities from us or sell securities to us

■    make deposits or withdrawals from your account

■    give us your account information

■    make a wire transfer

■    tell us who receives the money

■    tell us where to send the money

■    show your government-issued ID

■    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes — information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Bradley, Foster & Sargent, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■     The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

28

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (855) 575-2430 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Andrea N. Mullins, Chairperson Ira P. Cohen Mark J. Seger	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

OFFICERS
Matthew J. Miller, Principal Executive Officer and President
Zachary P. Richmond, Principal Financial Officer and Treasurer
N. Lynn Bowley, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary	LEGAL COUNSEL Troutman Pepper Hamilton Sanders LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

INVESTMENT ADVISER Bradley, Foster & Sargent, Inc. 185 Asylum Street, City Place II Hartford, CT 06103	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

BFS-SAR-23

LS Opportunity Fund
Management’s Discussion of Fund Performance
November 30, 2023 - (Unaudited)

To Shareholders of the LS Opportunity Fund,

Long Short Advisors, LLC, the advisor of the LS Opportunity Fund (“LSOFX” or the “Fund”), focuses on investing in undiscovered, boutique investment strategies not readily available to the everyday investor. Our mutual fund gives investors access to investment strategies through a mutual fund format that provides daily liquidity, low initial investment minimums, portfolio transparency, lower fees, and access to what we believe are some of the best investment and hedge fund managers in the business.

The characteristics that we look for in a manager include the following:

●	Track Record: a long-term proven track record

●	Capacity Constrained: managers willing to close to new investors before they get too big

●	Skin in the Game: managers that have a significant amount of their own money in the strategy

●	Undiscovered: managers not readily available to everyday investors

Prospector Partners, LLC (“Prospector”), based in Guilford, CT, is the sub-advisor of the Fund. Prospector has a long/short hedge fund track record that spans 26 years with a substantially similar investment objective to LSOFX and brings its experience to the Fund in a daily liquid mutual fund format with a goal of downside protection and a consistency of returns. The team’s absolute and risk-adjusted returns earned the Fund a 4-Star Overall Morningstar Rating™ out of 173 funds in the US Fund Long Short category as of November 30, 2023 based on risk-adjusted returns.*

The Fund aims to generate long-term capital appreciation by investing in both individual company long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general. Through extensive research, risk management, no leverage in the long book, and a targeted net exposure range of 50%-80%, the Fund strives to preserve capital while consistently delivering solid risk adjusted returns and managing volatility. For additional information, please visit our website at www.longshortadvisors.com.

*	As of November 30, 2023, LSOFX received the following Morningstar Rating™ in the US Long Short category for the 3-year, 5-year periods, and 10-year periods respectively: 4 stars out of 173 funds, 4 stars out of 152 funds, and 4 stars out of 74 funds.

LS Opportunity Fund
Management’s Discussion of Fund Performance (continued)
November 30, 2023 - (Unaudited)

Management’s Discussion of Fund Performance and Positioning

Performance

For the 6-month period ended November 30, 2023 (the “Period”), LSOFX returned 9.13%, while the S&P 500® Index (“S&P 500”) finished the Period with a return of 10.17%.

Performance of LSOFX and S&P 500
During the Six Months Ended November 30, 2023

LS Opportunity Fund
Management’s Discussion of Fund Performance (continued)
November 30, 2023 - (Unaudited)

Performance Since Prospector Partners Became Sub-Adviser of LSOFX (June 2015 - November 2023)

Current Market Environment

In the third quarter, the market seemed to grapple with a “higher for longer” interest rate environment. The benchmark 10-year Treasury rose significantly during the quarter (from 3.81% to 4.57%), causing unease for investors, and contributing to the market’s decline during the period. Given the sharp rise in interest rates, sectors which traditionally carry higher dividend yields and/or higher levels of debt were hit hardest. This included utilities, real estate, and consumer staples stocks. Inflation, while continuing to print lower year-over-year increases, remained persistently above the Federal Reserve’s 2% target. Indeed, recent core inflation readings remain closer to 4%. Meanwhile, the U.S. consumer remains resilient, and spending continues at fairly robust levels, resulting in recession forecasts being pushed ever farther into the distance. That said, there are underlying signs of consumers pulling back – especially the low-end consumer. Retailers have noted customers trading down to private label brands, or smaller pack sizes for example. Additionally, banks and other companies with finance arms have noted credit trends are beginning to “normalize” from ultra-low levels aided by pandemic-related stimulus. Indicative of this, Macy’s stock was hit hard in August when they announced a concerning rise in credit card delinquencies. Clearly, impacts are starting to be felt from the drying up of pandemic-

LS Opportunity Fund
Management’s Discussion of Fund Performance (continued)
November 30, 2023 - (Unaudited)

related excess savings. However, as can be seen in the chart below, consumer balance sheets remain relatively healthy, and overall debt service payments, for the time being, remain low relative to history.

Household Debt Services Payments as a Percent of Disposable Personal Income

Source: Board of Governers of the Federal Reserve System (US)

Over time, the historic rise in interest rates could further strain the consumer. Currently, most homeowners hold mortgages with a rate below 4% (to be specific, 72% of borrowers locked in below 4% according to Goldman Sachs). This is contributing to the current logjam in the housing market, as the prospect of a mortgage closer to 8% is daunting. Over time though, life changes often necessitate moves, and resultant mortgages will require higher debt service payments. Similar could be said for auto loans, which have risen from 5.5% last summer to almost 8.5% in just over a year (for a 48-month term).

In addition to the stronger than expected economy and persistently high inflation, market followers and pundits have recently become concerned with the concept of “term premium” and the potential for rising term premiums to be a contributing factor to a higher for longer interest rate environment. The term premium, which is the extra yield investors demand to compensate for risks implicit in buying a longer-term bond, has recently turned positive after spending the better part of the past five years in negative territory. However, the

LS Opportunity Fund
Management’s Discussion of Fund Performance (continued)
November 30, 2023 - (Unaudited)

term premium on the 10-year Treasury has historically been significantly higher for long periods at a time. In fact, according to the Wall Street Journal, the term premium has added an average 1.5% to 10–year yields since 1961.

It is, of course, difficult to determine what exactly has caused the term premium on long-term bonds to increase. One reasonable explanation, given the higher interest rate backdrop, is concerns about the rising level of federal debt and deficit funding. The U.S. government has issued $15.7 trillion in bonds through September, up from $12.5 trillion through the same point last year and on track to reach the record levels seen in 2020. Issuances are anticipated to increase a further 23% in 2024 according to Barron’s. Could rising deficits, and ever-increasing levels of U.S. debt finally matter to fixed income investors? Only time will tell; but, if term premiums continue to rise, interest rates could head even higher from here.

Source: SIFMA

GLP-what?

Much as artificial intelligence (AI) dominated headlines and investor mindshare earlier in the year, in the third quarter, the market became fixated on the impacts of GLP-1 drugs.

LS Opportunity Fund
Management’s Discussion of Fund Performance (continued)
November 30, 2023 - (Unaudited)

These drugs (GLP is short for glucagon-like peptide) include Novo Nordisk’s Ozempic and Wegovy, as well as Eli Lilly’s Mounjaro, and also several others in development. Originally developed to treat diabetes, they are increasingly being used to treat obesity as patients prescribed the medications have shown substantial weight loss. Additionally, recent results have indicated these drugs substantially curb cravings not only for food but also things like soft drinks, alcohol and tobacco. Given the high level of obesity in the United States, these drugs could obviously have a significant impact on food consumption. Additionally, it could be extrapolated that demand for orthopedic, heart, and other medical procedures impacted by being overweight could see reduced demand. Given this, food-related stocks, restaurants, and medical device stocks have sold off en masse as these drugs and their effects dominated headlines during the summer months (peak Google search trends for the term “Ozempic” were seen in June).

Much like the AI frenzy during the spring, where seemingly everything AI-related was bid up, the market took a similar (but directionally opposite) approach with the food and medical device stocks - shooting first and asking questions later. For bottom-up stock pickers like ourselves, this creates opportunities to sift through the rubble and find oversold names. There are, for example, offsetting potential positives for many of these companies which need to be considered. For example, the knee-jerk reaction is to believe a reduced overweight population will result in less need for knee and hip surgeries. But, this could be offset by having a larger percentage of the population eligible for such surgeries if their BMI (body mass index) comes inline with guidelines. Additionally, a second derivative of losing weight could be increased exercise and other physical activity, potentially resulting in injury. It is very early days, and hard to know the ultimate impact from these drugs. However, on Abbott Laboratories’⁽¹⁾ (ABT - a long position in the Fund) recent earnings call, CEO Rob Ford stated that despite all of the negativity surrounding their diabetes-related products, including continuous glucose monitors, the data so far has actually shown an increased usage of their Libre sensors from diabetics who are undergoing GLP-1 treatments. This is counter to the doom and gloom implied by recent ABT share performance.

When it comes to the impact on food-related companies, Morgan Stanley estimates that overall calorie consumption could decline in the U.S. by 1-2% by 2035. This seems manageable, especially in the context of things that happen in the ordinary course of a business cycle such as impacts from increased competition, or pricing changes for example. And all calories are not created equal. Companies which heavily skew to sugary snacks or “junk” food will almost certainly be more adversely impacted, as will fast-food restaurants. Additionally, data suggests that consumers of these drugs are experiencing a

LS Opportunity Fund
Management’s Discussion of Fund Performance (continued)
November 30, 2023 - (Unaudited)

substantial loss of muscle mass, with over 30% of weight loss being attributed to reduced muscle mass in some studies. That could dissuade some from long-term use of these drugs or from taking them altogether. Interestingly, both ABT and Nestlé⁽²⁾ (NESN-SWX, also a long position in the Fund) recently indicated they are in the process of developing products specifically targeted to those who have lost muscle mass due to the drugs, hoping to offset potential lost revenue from the GLP-1 effect.

Portfolio Implications

Related to the aforementioned elevated interest rate environment, as discussed in prior letters, Prospector has been in the “higher for longer” camp for quite some time. And, although we are bottom-up investors, the macro environment plays some role in shaping our views on certain stocks or sectors. For example, we remain very selective on banks due to the potential for further strains on the consumer and, at a minimum, a normalization of credit trends. We also continue to be leery of the low-end consumer, and maintain short positions in companies exposed here. That said, we do not see a recession in the near term, and maintain a fairly balanced portfolio overall. During the third quarter, we continued to opportunistically add to some cyclical holdings which have underperformed due to inventory destocking and, in some cases, we feel are already discounting a slowing economy.

In terms of stocks impacted by GLP-1 drugs, given the near universal selloff of food-related and medical-device companies, there are certain to be opportunities. The Fund’s portfolio has recently been underweight consumer staples given what we thought were overly demanding valuations as well as the prospect of facing tough comparisons from significant price increases over the past year. On the margin, the GLP-1 related selloff has made the sector more attractive, but we have not made material changes as of yet. Should we deem it appropriate to be more defensively positioned, or if these stocks continue their declines, it is likely we would be more constructive on the sector. In certain cases, the selloff in medical device companies appears overdone. Given this, we have recently increased exposure slightly via a partial short cover within the sector. We continue to look for opportunities to increase exposure here. Finally, we had reduced our modest exposure to restaurants earlier in the year, based on strong performance and our concerns of a consumer pullback. We are likely to look to add to high-quality names which are now trading at more attractive multiples following the recent selloff.

LS Opportunity Fund
Management’s Discussion of Fund Performance (continued)
November 30, 2023 - (Unaudited)

Outlook

Over the last year and a half, the Federal Reserve has aggressively raised interest rates in an effort to lower inflation, causing significant uncertainty within stock and bond markets. Markets seem likely to remain volatile until interest rate increases are behind us, and the resulting impact on the economy is more foreseeable. The U.S. and rest of the world continue to manage the impacts of high inflation, geopolitical events and stresses within the banking system. In our assessment, the probability of Federal Reserve policy error and / or recession has increased, though barring extraneous events, we still lean towards slowdown and not recession per se as noted above.

The biggest risk right now would seem to be from a “shock to the system” during this period of relative weakness while we are troughing the transition from the pandemic economy to a more normalized economy. Certainly, the traumatic events in Israel in recent weeks, and the risk of potential systemic shock that might spread from the Middle East in the months to come, keep us up at night as we are sure they do you as well. As always, with our bias towards quality, we strive to mitigate any downside, while also participating in the upside.

Meanwhile, employment remains strong. Heavy fiscal stimulus from already passed U.S. legislation for defense, infrastructure, semiconductors, and energy investment are only now beginning to be awarded. The spending will not peak until later in the decade. Relatively high energy costs in Europe, and Germany in particular, makes manufacturing here relatively more attractive. Political risk in China makes that country less attractive to do business in. All told, U.S. manufacturing is being called upon to step up. Barring a major crisis, Ronald Reagan’s termed “willing workers” should be able to find jobs… and pay their bills. Furthermore, supply / demand imbalances in the labor market suggest further wage gains to come which will partially mitigate the impact of inflation on the consumer. We expect continued pressure on housing prices as a result of higher interest rates and affordability concerns. However, the shortage of housing after over a decade of underinvestment following the Great Financial Crisis should prevent a disastrous decline in home prices. Lower-income consumers have been most impacted by the current inflationary environment, but consumer balance sheets remain generally healthy for the majority of Americans, and consumer credit quality remains strong at the moment. COVID-related headwinds continue to dissipate.

While what we see argues for a more inflationary and higher interest rate environment than seen in the past ten years, it also does not argue for a recession. Nonetheless, the unexpected can occur. Should a recession happen in the near term, the factors highlighted above suggest it could be less significant than the previous two recessionary periods.

LS Opportunity Fund
Management’s Discussion of Fund Performance (continued)
November 30, 2023 - (Unaudited)

Following years of lower interest rates helping to drive ever-higher growth-stock valuations, we feel value investing is ripe for a period of outperformance. We continue to find opportunities to invest in quality businesses with solid balance sheets and cash flows, whose share prices have detached from our assessment of the fundamentals. The bargains inherent in the Fund’s portfolio should attract acquirers and other investors over time.

Thank you for your continued support and we look forward to reporting to you again following our annual date of May 31, 2024.

Steadfast, we remain committed to making you money while aiming to protect your wealth.

- Your Team at Long Short Advisors

(1)	As of November 30, 2023, ABT position represented 2.5% of the portfolio.

(2)	As of November 30, 2023, NESN-SWX position represented 1.0% of the portfolio.

Long Book

Top Positions

At the Period’s end, the Fund contained 64 long positions in the portfolio representing companies with what management believes represents long-term value and favorable characteristics such as a discount to private market value, attractive free cash flow yields, and strong balance sheets. The Fund’s top 10 long positions represented approximately 29% of the portfolio and included Abbott Labs (ABT), Arthur J Gallagher (AJG), Berkshire Hathaway-B (BRK/B), Brown & Brown (BRO), Eaton Corp (ETN), Fairfax Financial Holdings (FRFHF), Globe Life (GL), Leidos Holidings Inc (LDOS), Pioneer Natural (PXD), and Progressive Corp (PGR).

Short Book

Top Positions

The Fund’s short book at Period’s end contained 26 individual companies that have business model challenges, excessive valuations, and/or potential balance sheet issues. The Fund’s top 10 short positions represented approximately 14% of the portfolio.

LS Opportunity Fund
Management’s Discussion of Fund Performance (continued)
November 30, 2023 - (Unaudited)

Disclosure

Mutual fund investing involves risk and principal loss is possible. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-877-336-6763. The Fund is distributed by Ultimus Fund Distributors, LLC.

Investment in shares of a long/short equity fund have the potential for significant risk and volatility. A short equity strategy can diminish returns in a rising market as well as having the potential for unlimited losses. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For performance current to the most recent month end, call 1-877-336-6763.

Morningstar Disclosure:

© 2023 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The

LS Opportunity Fund
Management’s Discussion of Fund Performance (continued)
November 30, 2023 - (Unaudited)

Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. As of November 30, 2023, LSOFX received the following Morningstar Rating™ in the US Long Short category for the 3-year, 5-year periods, and 10-year periods respectively: 4 stars out of 173 funds, 4 stars out of 152 funds, and 4 stars out of 74 funds.

Investment Results (Unaudited)

Average Annual Total Returns(a) as of November 30, 2023

	Six			Ten
	Months	One Year	Five Year	Year
LS Opportunity Fund	9.13%	6.89%	6.43%	5.34%
S&P 500® Index(b)	10.17%	13.84%	12.51%	11.82%

Total annual operating expenses, as disclosed in the LS Opportunity Fund’s (the “Fund”) prospectus dated September 28, 2023, were 3.05% of average daily net assets (3.00% after fee waivers and expense reimbursements by Long Short Advisors, LLC (the “Adviser”)). The Adviser has entered into an expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund until September 30, 2024, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to May 28, 2015, the Fund’s performance was attributable to a previous sub-adviser. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (877) 336-6763. Please read it carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 336-6763.

(a)	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions, if any. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods one year or less are not annualized.

(b)	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)
November 30, 2023
Sector Exposure
(Based on Net Assets)

	Long	Short	Gross	Net
Communication Services	2.07%	0.00%	2.07%	2.07%
Consumer Discretionary	5.15%	-3.06%	8.21%	2.09%
Consumer Staples	7.19%	-5.56%	12.75%	1.63%
Energy	5.88%	0.00%	5.88%	5.88%
Financials	37.34%	-12.45%	49.79%	24.89%
Health Care	10.19%	-0.82%	11.01%	9.37%
Industrials	15.97%	0.00%	15.97%	15.97%
Information Technology	5.76%	-3.43%	9.19%	2.33%
Materials	3.61%	0.00%	3.61%	3.61%
Real Estate	1.23%	0.00%	1.23%	1.23%
Exchange-Traded Funds	0.84%	-2.60%	3.44%	-1.76%
Total Sector Exposure	95.23%	-27.92%	123.15%	67.31%
Put Options Purchased	0.02%	0.00%	0.02%	0.02%
Call Options Purchased	0.01%	0.00%	0.01%	0.01%
Call Options Written	0.00%	-0.10%	-0.10%	-0.10%
Money Market Funds	4.34%	0.00%	4.34%	4.34%

The LS Opportunity Fund seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

Availability of Portfolio Schedules (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov and on the Fund’s website at http://www.longshortadvisors.com.

LS Opportunity Fund
Schedule of Investments
November 30, 2023 - (Unaudited)

COMMON STOCKS - LONG - DOMESTIC — 84.19%	Shares	Fair Value
Communication Services — 2.07%
Alphabet, Inc., Class A(a)	14,600	$1,934,938
Alphabet, Inc., Class C(a)	9,900	1,325,808
		3,260,746
Consumer Discretionary — 5.15%
Darden Restaurants, Inc.(b)	9,050	1,416,053
eBay, Inc.(b)	26,505	1,086,970
Expedia Group, Inc.(a)	13,977	1,903,388
Home Depot, Inc. (The)(b)	7,225	2,264,965
Texas Roadhouse, Inc.	12,665	1,425,573
		8,096,949
Consumer Staples — 6.19%
Church & Dwight Co., Inc.(b)	24,800	2,396,424
Colgate-Palmolive Co.	31,250	2,461,562
Mondelez International, Inc., Class A(b)	40,875	2,904,578
Procter & Gamble Co. (The)	12,845	1,971,964
		9,734,528
Energy — 5.88%
Hess Corp.	12,050	1,693,748
Pioneer Natural Resources Co.(b)	17,912	4,149,136
Schlumberger Ltd.(b)	65,550	3,411,222
		9,254,106
Financials — 30.20%
Ameris Bancorp	30,062	1,280,040
Arthur J. Gallagher & Co.(b)	20,316	5,058,684
Berkshire Hathaway, Inc., Class B(a)(b)	13,985	5,034,600
Brown & Brown, Inc.(b)	56,532	4,225,202
Cboe Global Markets, Inc.(b)	16,125	2,937,814
Citigroup, Inc.(b)	53,875	2,483,637
Federated Hermes, Inc., Class B(b)	37,891	1,205,692
Fidelity National Information Services, Inc.(b)	30,362	1,780,428
Globe Life, Inc.(b)	39,255	4,833,468
Goldman Sachs Group, Inc. (The)	2,950	1,007,543
PJT Partners, Inc., Class A(b)	18,050	1,625,583
PNC Financial Services Group, Inc. (The)(b)	19,180	2,569,353
Primerica, Inc.(b)	13,150	2,755,056
Progressive Corp. (The)(b)	31,380	5,147,261
SouthState Corp.	14,175	1,049,659
Voya Financial, Inc.(b)	21,612	1,545,474
W.R. Berkley Corp.(b)	40,870	2,965,119
		47,504,613
Health Care — 10.19%
Abbott Laboratories(b)	37,480	3,908,789
Cigna Corp.(b)	9,443	2,482,376
DENTSPLY SIRONA, Inc.	63,750	2,024,062
Hologic, Inc.(a)	16,750	1,194,275
Johnson & Johnson(b)	19,179	2,966,224

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments (continued)
November 30, 2023 - (Unaudited)

COMMON STOCKS - LONG - DOMESTIC — 84.19% - continued	Shares	Fair Value
Health Care — 10.19% - continued
Merck & Co., Inc.(b)	33,674	$3,450,912
		16,026,638
Industrials — 14.50%
Carrier Global Corp.(b)	55,235	2,870,010
Curtiss-Wright Corp.(b)	11,650	2,491,935
Eaton Corp. PLC(b)	18,550	4,223,649
General Dynamics Corp.(b)	7,965	1,967,116
Leidos Holdings, Inc.(b)	40,318	4,326,928
Otis Worldwide Corp.(b)	22,930	1,967,165
Paychex, Inc.(b)	11,600	1,414,852
RTX Corp.(b)	23,135	1,885,040
Sensata Technologies Holding PLC(b)	50,950	1,656,385
		22,803,080
Information Technology — 5.76%
Littelfuse, Inc.(b)	6,560	1,527,168
Microsoft Corp.(b)	6,490	2,459,126
Teradyne, Inc.	11,400	1,051,422
Trimble, Inc.(a)	62,270	2,889,328
Zebra Technologies Corp., Class A(a)	4,810	1,139,874
		9,066,918
Materials — 3.02%
Axalta Coating Systems Ltd.(a)	36,525	1,149,442
Newmont Goldcorp Corp.	19,495	783,504
PPG Industries, Inc.(b)	19,799	2,811,260
		4,744,206
Real Estate — 1.23%
Howard Hughes Holdings Inc(a)(b)	26,295	1,932,946

Total Common Stocks - Long - Domestic (Cost $109,059,182)		132,424,730

COMMON STOCKS - LONG - INTERNATIONAL — 10.20%
Consumer Staples — 1.00%
Nestle S.A.	13,850	1,571,473

Financials — 7.14%
Everest Re Group, Ltd.(b)	7,130	2,927,221
Fairfax Financial Holdings Ltd.	4,476	4,126,469
Fidelis Insurance Holdings Ltd.(a)	109,435	1,335,107
First BanCorp.	93,120	1,396,800
RenaissanceRe Holdings Ltd.(b)	6,755	1,448,002
		11,233,599
Industrials — 1.47%
Pentair PLC(b)	35,750	2,307,305

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments (continued)
November 30, 2023 - (Unaudited)

COMMON STOCKS - LONG - INTERNATIONAL — 10.20% - continued	Shares	Fair Value
Materials — 0.59%
Agnico Eagle Mines Ltd.(b)	17,382	$933,413

Total Common Stocks - Long - International (Cost $12,429,942)		16,045,790

EXCHANGE-TRADED FUNDS — 0.84%
Aberdeen Standard Physical Platinum Shares ETF(a)(b)	15,365	1,317,549
Total Exchange-Traded Funds (Cost $1,490,428)		1,317,549

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date
PUT OPTIONS PURCHASED — 0.02%
Industrial Select Sector SPDR Fund (The)	202	$2,162,410	$100.00	12/15/2023	$1,010
Sysco Corp.	219	1,580,523	70.00	2/16/2024	33,945
Total Put Options Purchased (Cost $114,503)					34,955

CALL OPTIONS PURCHASED — 0.01%
Goldman Sachs Group, Inc. (The)	23	$785,542	$350.00	1/19/2024	$17,537
Total Call Options Purchased (Cost $45,021)					17,537

MONEY MARKET FUNDS — 4.34%
Invesco Treasury Portfolio, Institutional Class, 5.28%(c)				6,823,340	6,823,340
Total Money Market Funds (Cost $6,823,340)					6,823,340

Total Investments — 99.60% (Cost $129,962,416)					156,663,901
Other Assets in Excess of Liabilities — 0.40%					624,551
NET ASSETS — 100.00%					$157,288,452

(a)	Non-income producing security.

(b)	All or a portion of the security is held as collateral for securities sold short and written options. The fair value of this collateral on November 30, 2023 was $67,703,299.

(c)	Rate disclosed is the seven day effective yield as of November 30, 2023.

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short
November 30, 2023 - (Unaudited)

COMMON STOCKS - SHORT - DOMESTIC - (20.01)%	Shares	Fair Value
Consumer Discretionary - (3.06)%
Brinker International, Inc.(a)	(31,260)	$(1,125,673)
Harley-Davidson, Inc.	(19,075)	(572,059)
McDonald’s Corp.	(5,200)	(1,465,568)
Service Corp. International	(26,945)	(1,650,920)
		(4,814,220)
Consumer Staples - (5.56)%
Dollar Tree, Inc.(a)	(15,480)	(1,913,173)
Edgewell Personal Care Co.	(37,750)	(1,314,078)
Kimberly-Clark Corp.	(10,860)	(1,343,708)
Post Holdings, Inc.(a)	(27,475)	(2,347,189)
Sysco Corp.	(25,425)	(1,834,922)
		(8,753,070)
Financials - (7.14)%
Berkshire Hills Bancorp, Inc.	(38,250)	(800,572)
Byline Bancorp, Inc.	(31,350)	(626,687)
CNO Financial Group, Inc.	(48,300)	(1,279,950)
Enterprise Financial Services Corp.	(27,100)	(1,062,591)
First Hawaiian, Inc.	(43,300)	(850,845)
Markel Corp.(a)	(880)	(1,266,399)
Old Republic International Corp.	(42,475)	(1,244,942)
Prudential Financial, Inc.	(13,759)	(1,345,355)
Travelers Companies, Inc. (The)	(11,900)	(2,149,378)
Washington Trust Bancorp, Inc.	(22,700)	(606,998)
		(11,233,717)
Health Care - (0.82)%
UnitedHealth Group, Inc.	(2,325)	(1,285,655)

Information Technology - (3.43)%
Amphenol Corp., Class A	(27,325)	(2,486,302)
Apple, Inc.	(15,275)	(2,901,486)
		(5,387,788)

TOTAL COMMON STOCKS - SHORT - DOMESTIC (Proceeds Received $32,113,120)		(31,474,450)

COMMON STOCKS - SHORT - INTERNATIONAL - (5.31)%
Financials - (5.31)%
Aon PLC, Class A	(5,825)	(1,913,454)
Commonwealth Bank of Australia	(31,705)	(2,192,432)
Muenchener Rueckversicherungs-Gesellshaft AG	(7,770)	(3,304,872)
Westpac Banking Corp.	(66,720)	(942,059)
		(8,352,817)

TOTAL COMMON STOCKS - SHORT - INTERNATIONAL (Proceeds Received $8,256,564)		(8,352,817)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short (continued)
November 30, 2023 - (Unaudited)

EXCHANGE-TRADED FUNDS - (2.60)%	Shares	Fair Value
Vanguard Energy ETF	(34,450)	(4,083,014)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds Received $4,285,798)		(4,083,014)

TOTAL SECURITIES SOLD SHORT - (27.92)% (Proceeds Received $44,655,482)		$(43,910,281)

(a)	Non-dividend expense producing security.

ETF	- Exchange-Traded Fund

The sectors shown on the schedule of investments and schedule of securities sold short are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/ or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Written Options
November 30, 2023 - (Unaudited)

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
CALL OPTIONS WRITTEN - (0.10)%
Cboe Global Markets, Inc.	(38)	$(692,322)	$140.00	1/19/2024	$(162,450)
Cigna Corp.	(78)	(2,050,464)	330.00	1/19/2024	(2,730)

Total Call Options Written (Premiums Received $266,525)					$(165,180)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Assets and Liabilities
November 30, 2023 - (Unaudited)

Assets
Investments in securities, at fair value (cost $129,962,416) (Note 3)	$156,663,901
Deposits at broker for securities sold short (Note 2)	45,148,194
Receivable for fund shares sold	84,485
Receivable for investments sold	1,200,116
Dividends receivable	284,988
Tax reclaims receivable	33,408
Prepaid expenses	15,735
Total Assets	203,430,827
Liabilities
Investments in securities sold short, at fair value (proceeds received $44,655,482) (Note 2)	43,910,281
Options written, at fair value (premium received $266,525)	165,180
Payable for fund shares redeemed	548,718
Payable for investments purchased	1,181,133
Dividend expense payable on short positions	86,912
Payable to Adviser (Note 4)	216,143
Payable to Administrator (Note 4)	18,722
Other accrued expenses	15,286
Total Liabilities	46,142,375
Net Assets	$157,288,452
Net Assets consist of:
Paid-in capital	$131,012,289
Accumulated earnings	26,276,163
Net Assets	$157,288,452
Shares outstanding (unlimited number of shares authorized, no par value)	9,466,703
Net asset value, offering and redemption price per share (Note 2)	$16.61

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Operations
For the six months ended November 30, 2023 - (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $3,350)	$1,478,557
Interest income	1,091,896
Total investment income	2,570,453
Expenses
Investment Adviser fees (Note 4)	1,349,849
Dividend expense on securities sold short (Note 2)	510,783
Administration fees (Note 4)	60,986
Fund accounting fees (Note 4)	24,053
Legal fees	17,429
Registration expenses	16,758
Compliance services fees (Note 4)	10,531
Audit and tax preparation expenses	10,022
Transfer agent fees (Note 4)	9,873
Custodian fees	9,389
Printing and postage expenses	7,423
Trustee expenses	3,866
Miscellaneous	21,177
Total expenses	2,052,139
Fees waived by Adviser (Note 4)	(40,648)
Net operating expenses	2,011,491
Net investment income	558,962
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(1,151,039)
Securities sold short	(99,792)
Written options	37,929
Purchased options	259,663
Foreign currency	(3,753)
Change in unrealized appreciation (depreciation) on:
Investment securities	15,810,909
Securities sold short	(1,970,653)
Written options	(127,914)
Purchased options	(107,032)
Foreign currency translations	(1,360)
Net realized and change in unrealized gain on investments	12,646,958
Net increase in net assets resulting from operations	$13,205,920

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statements of Changes in Net Assets

	For the Six
	Months Ended	For the Year
	November 30,	Ended May 31,
	2023	2023
	(Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$558,962	$48,621
Net realized gain (loss) on investment transactions	(956,992)	53,312
Change in unrealized appreciation (depreciation) on investments	13,603,950	(2,181,933)
Net increase (decrease) in net assets resulting from operations	13,205,920	(2,080,000)

Distributions to Shareholders from Earnings (Note 2)	—	(6,590,602)
Capital Transactions
Proceeds from shares sold	10,547,025	40,732,965
Reinvestment of distributions	—	5,223,832
Amount paid for shares redeemed	(10,594,182)	(32,601,059)
Net increase (decrease) in net assets resulting from capital transactions	(47,157)	13,355,738
Total Increase in Net Assets	13,158,763	4,685,136

Net Assets
Beginning of period	144,129,689	139,444,553
End of period	$157,288,452	$144,129,689

Share Transactions
Shares sold	653,672	2,615,470
Shares issued in reinvestment of distributions	—	342,771
Shares redeemed	(654,654)	(2,118,726)
Net increase (decrease) in shares outstanding	(982)	839,515

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Financial Highlights

(For a share outstanding during each period)

	For the Six
	Months
	Ended
	November
	30, 2023		For the Years Ended May 31,
	(Unaudited)		2023	2022	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of period	$15.22		$16.16	$17.01	$13.99	$14.07	$13.96

Investment operations:
Net investment income (loss)	0.06		0.01	(0.15)	(0.13)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	1.33		(0.14)	0.02	3.35	0.17 (a)	0.47
Total from investment operations	1.39		(0.13)	(0.13)	3.22	0.10	0.46

Less distributions to shareholders from:
Net realized gains	—		(0.81)	(0.72)	(0.20)	(0.18)	(0.35)
Net asset value, end of period	$16.61		$15.22	$16.16	$17.01	$13.99	$14.07

Total Return(b)	9.13	% (c)	(0.84)%	(0.77)%	23.17%	0.62%	3.44%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$157,288		$144,130	$139,445	$132,424	$82,695	$68,753
Ratio of net expenses to average net assets (d)	2.61	% (e)	2.98%	2.87%	2.71%	2.84%	2.89%
Ratio of expenses to average net assets before waiver and reimbursement(d)	2.67	% (e)	3.03%	2.90%	2.78%	2.97%	3.11%
Ratio of net investment income (loss) to average net assets	0.73	% (e)	0.04%	(1.00)%	(1.04)%	(0.52)%	(0.15)%
Portfolio turnover rate	18.01	% (c)	74.68%	55.37%	69.69%	69.47%	40.31%

(a)	The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Includes dividend and interest expense of 0.66% for the six months ended November 30, 2023 and 1.03%, 0.92%, 0.76%, 0.89% and 0.94% for the fiscal years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.

(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Notes to the Financial Statements
November 30, 2023 - (Unaudited)

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). The Adviser has retained Prospector Partners, LLC (the “Sub-Adviser”) to serve as the sub-adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The investment objective of the Fund is to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the six months ended November 30, 2023, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1 (Form 1065). Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

Foreign Currency Translation – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to meet its obligations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will reduce the Fund’s potential return on a short sale. The amount of restricted cash or cash equivalents held at the broker as collateral for securities sold short was $45,148,194 as of November 30, 2023.

Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire premium paid for the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing Options – The Fund may write covered call options on equity securities that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian, cash, or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

Foreign Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts, to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities. The Fund did not transact in forward foreign currency exchange contracts during the six months ended November 30, 2023.

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of November 30, 2023 and the effect of derivative instruments on the Statement of Operations for the six months ended November 30, 2023.

As of November 30, 2023:

	Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Options Written	Options written, at fair value	$(165,180)

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

For the six months ended November 30, 2023:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Options Purchased	Net realized gain on purchased options	$259,663	$(107,032)
Options Written	Net realized gain and change in unrealized appreciation (depreciation) on written options	37,929	(127,914)

The following table summarizes the average ending monthly fair value of derivatives outstanding during the six months ended November 30, 2023:

Average Ending Monthly
Derivatives	Fair Value(a)
Options Purchased	$298,742
Options Written	(151,228)

(a)	Average based on the 6 months during the period that had activity.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of November 30, 2023:

Gross Amounts Not Offset
in Statements of Assets and
Liabilities
Net Amounts
		Gross Amounts	of Liabilities
		Offset in	Presented in
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets and	Assets and	Financial	Collateral
	Liabilities	liabilities	Liabilities	Instruments	Pledged	Net Amount
Written Options	$165,180	$—	$165,180	$(165,180)	$—	$—

Other – The Securities and Exchange Commission (“SEC”) adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act (“Rule 18f-4”). The Trust has adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by the Board,

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

to appoint a derivatives risk manager, to comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk. The Fund is currently complying with Rule 18f-4.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price, except in the case of a security sold short, in which case the last ask price is utilized. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued at the mean of the last bid and ask prices. If there is no such reported ask on the valuation date, purchased options are valued at the most recent bid price. If there is no such reported bid on the valuation date, written options are valued at the most recent ask price. On the last business day of each month, the Cboe Options Exchange (“Cboe”) conducts special end-of-month non-trading closing rotations for the sole purpose of determining the fair value of the S&P 500® Index (SPX) option series. For month end valuations of SPX, the Cboe adjusted price will be used if the special end-of-month non-trading closing rotation fair value price differs from the price provided at market close. Options will generally be categorized as Level 2 securities.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2023:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks-Long-Domestic (a)	$132,424,730	$—	$—	$132,424,730
Common Stocks-Long-International (a)	16,045,790	—	—	16,045,790
Exchange-Traded Funds	1,317,549	—	—	1,317,549
Call Options Purchased	1,010	51,482	—	52,492
Money Market Funds	6,823,340	—	—	6,823,340
Total	$156,612,419	$51,482	$—	$156,663,901

(a)	Refer to Schedule of Investments for sector classifications.

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks-Short-Domestic(a)	$(31,474,450)	$—	$—	$(31,474,450)
Common Stocks-Short-International(a)	(8,352,817)	—	—	(8,352,817)
Exchange-Traded Funds	(4,083,014)	—	—	(4,083,014)
Call Options Written	—	(165,180)	—	(165,180)
Total	$(43,910,281)	$(165,180)	$—	$(44,075,461)

(a)	Refer to Schedule of Securities Sold Short for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of the average daily net assets of the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date on which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2024. The expense cap may not be terminated prior to this date except by mutual consent of the Adviser and the Board. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable Through
May 31, 2024	$35,154
May 31, 2025	47,098
May 31, 2026	63,106
November 30, 2026	40,648

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”) to provide the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers and one trustee of the Trust are members of management and/or employees of Ultimus or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the six months ended November 30, 2023.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended November 30, 2023, purchases and sales of investment securities, including written options, short sales and covers, other than short-term investments, were $40,801,812 and $33,257,761, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2023.

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2023, the net unrealized appreciation (depreciation) and tax cost of investments and securities sold short, including written options, for tax purposes was as follows:

Gross unrealized appreciation	$31,577,228
Gross unrealized depreciation	(4,823,665)
Net unrealized appreciation on investments	$26,753,563
Tax cost of investments and securities sold short	$85,834,877

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, grantor trust adjustments and return of capital distributions from underlying investments.

The tax character of distributions paid for the fiscal year ended May 31, 2023, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:(a)
Ordinary income	$—
Long-term capital gains	6,590,602
Total distributions paid	$6,590,602

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2023 - (Unaudited)

At May 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(78,868)
Unrealized appreciation on investments	13,149,111
Total accumulated earnings	$13,070,243

As of May 31, 2023, the Fund had short-term capital loss carryforwards of $76,738. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Liquidity Risk Management Program (Unaudited)

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from Long Short Advisors, LLC, the Fund’s investment adviser, and certain Trust officers. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered during the period June 1, 2022 through May 31, 2023 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 8, 2023. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 through November 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	June 1,	November	During	Expense
	2023	30, 2023	Period(a)	Ratio
Actual	$1,000.00	$1,091.30	$13.66	2.61%
Hypothetical(b)	$1,000.00	$1,011.93	$13.15	2.61%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Privacy Policy

FACTS	WHAT DOES LS OPPORTUNITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

■    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 336-6763

Who we are
Who is providing this notice?	LS Opportunity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    open an account or deposit money

■    buy securities from us or sell securities to us

■    make deposits or withdrawals from your account

■    give us your account information

■    make a wire transfer

■    tell us who receives the money

■    tell us where to send the money

■    show your government-issued ID

■    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes — information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Long Short Advisors, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 336-6763 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Andrea N. Mullins, Chairperson Ira P. Cohen Mark J. Seger	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

OFFICERS
Matthew J. Miller, Principal Executive Officer and President
Zachary P. Richmond, Principal Financial Officer and Treasurer
N. Lynn Bowley, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary	LEGAL COUNSEL Troutman Pepper Hamilton Sanders LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

INVESTMENT ADVISER Long Short Advisors, LLC 3330 Fairchild Gardens Avenue, Suite 30428 Palm Beach Gardens, FL 33420	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

LS-SAR-23

(b) Not Applicable

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE – disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. Not Applicable – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. Not Applicable – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable – applies to closed-end funds only

Item 13. Exhibits.

(a) (1) NOT APPLICABLE – disclosed with annual report

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Valued Advisers Trust

By /s/ Matthew J. Miller

Matthew J. Miller, President and Principal Executive Officer

Date 2/2/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Matthew J. Miller

Matthew J. Miller, President and Principal Executive Officer

Date 2/2/2024

By /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer and Principal Financial Officer

Date 2/2/2024